                                                                 EXHIBIT (a)(15)

                             EXCELSIOR FUNDS, INC.

                             ARTICLES SUPPLEMENTARY


          Excelsior Funds, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Company has classified 2,000,000 of the unissued shares of the Company's Common Stock pursuant to the following resolutions:

                    RESOLVED, that pursuant to Article VI of the Articles of Incorporation of Excelsior Funds, Inc. (the "Charter"), (1) 500,000,000 authorized but unissued and currently unclassified shares of Common Stock (of the par value of One Mill ($.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000)), be, and hereby are, classified into a separate series to be known as Class C Common Stock - Special Series 2; (2) 500,000,000 authorized but unissued and currently unclassified shares of Common Stock (of the par value of One Mill ($.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000)), be, and hereby are, classified into a separate series to be known as Class N Common Stock
          - Special Series 2; (3) 500,000,000 authorized but unissued and currently unclassified shares of Common Stock (of the par value of One Mill ($.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000)), be, and hereby are, classified into a separate series to be known as Class T Common Stock - Special Series 2; and (4) 500,000,000 authorized but unissued and currently unclassified shares of Common Stock (of the par value of One Mill ($.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000)) be, and hereby are, classified into a separate series to be known as Class U Common Stock - Special Series 2.

          Class C Common Stock
          --------------------

                    FURTHER RESOLVED, that all consideration received by the Company for the issue or sale of each share of Special Series 2 of Class C Common Stock shall be invested and reinvested with the consideration received by the Company for the issue and sale of all other shares now or hereafter authorized of Class C Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Company allocated to the shares of such Special Series 2 of Class C Common Stock (or to such other shares) by the Board of Directors of the Company in accordance with the Company's Charter;

                    FURTHER RESOLVED, that the assets belonging to Class C Common Stock, including Class C Common Stock, Class C Common Stock - Special Series 1, Class C Common Stock - Special Series 2, and any other series of Class C Common Stock currently authorized or hereinafter authorized, shall be charged with the expenses and liabilities of the Company in respect of Class C Common Stock, Class C Common Stock - Special Series 1, Class C Common Stock - Special Series 2 and any other series of Class C Common Stock hereafter authorized, and in respect of any general expenses and liabilities of the Company allocated to Class C Common Stock by the Board of Directors in accordance with the Company's Charter, except that only shares of Special Series 2 of Class C Common Stock shall bear: (x) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of the Company which provides for services exclusively for customers of such institution who beneficially own shares of such Special Series 2, and (y) any other liabilities and expenses which the Board of Directors determines are directly attributable to shares of such Special Series 2 and which are to be borne solely by such Special Series 2 shares;

                    FURTHER RESOLVED, that income, earnings, gain or loss on the assets belonging to Class C Common Stock (including Class C Common Stock, Class C Common Stock - Special Series 1, Class C Common Stock - Special Series 2 and any other series of Class C Common Stock hereafter authorized shall be allocated among Class C Common Stock, Class C Common Stock - Special Series 1, Class C Common Stock - Special Series 2 and any other series of Class C Common Stock hereafter authorized pro rata in accordance with the number of shares outstanding of Class C Common Stock, Class C Common Stock - Special Series 1, Class C Common Stock - Special Series 2 and any other new series of Class C Common Stock hereafter authorized;

                    FURTHER RESOLVED, that dividends on shares of Class C Common Stock, Class C Common Stock - Special Series 1, Class C Common Stock - Special Series 2 and any other series of Class C Common Stock hereafter authorized, shall be paid only out of the assets allocable to such respective series less the liabilities and expenses allocable to such series in accordance with the preceding resolutions;

                    FURTHER RESOLVED, that in the event of the liquidation or dissolution of the Company's portfolio consisting of Class C

          Common Stock, Class C Common Stock - Special Series 1, Class C Common Stock -Special Series 2 and any other series of Class C Common Stock hereafter authorized, the stockholders of each such series shall be entitled to receive, out of the assets of this portfolio available for distribution, only the assets allocable to each such series, respectively;

                    FURTHER RESOLVED, that each share of Special Series 2 of Class C Common Stock shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other share of such Special Series 2 and all other shares now or hereafter authorized of Class C Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), except that on any matter that pertains to the agreements or any of the liabilities or expenses referred to in the preceding resolution and that is submitted to a vote of shareholders, only shares of Special Series 2 of Class C Common Stock bearing such liabilities and expenses shall be entitled to vote, except that (i) if said matter affects shares of the Company other than shares of such Special Series 2 of Class C Common Stock, such other affected shares shall also be entitled to vote, and in such case shares of Special Series 2 of Class C Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Company; and (ii) if said matter does not affect shares of Special Series 2 of Class C Common Stock, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares other than shares of such Special Series 2 of Class C Common Stock;

               Class N Common Stock
               --------------------

                    FURTHER RESOLVED, that all consideration received by the Company for the issue or sale of each share of Special Series 2 of Class N Common Stock shall be invested or reinvested with the consideration received by the Company for the issue and sale of all other shares now or hereafter authorized of Class N Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Company allocated to the shares of such Special Series 2 of Class N Common Stock (or to such other shares) by the Board of Directors of the Company in accordance with the Company's Charter;

                    FURTHER RESOLVED, that the assets belonging to Class N Common Stock, including Class N Common Stock, Class N Common Stock - Special Series 1, Class N Common Stock - Special Series 2 and any other series of Class

          N Common Stock hereafter authorized, shall be charged with the expenses and liabilities of the Company in respect of Class N Common Stock, Class N Common Stock - Special Series 1, Class N- Special Series 2 and any other series of Class N Common Stock hereafter authorized, and in respect of any general expenses and liabilities of the Company allocated to Class N Common Stock by the Board of Directors in accordance with the Company's Charter, except that only shares of Special Series 2 of Class N Common Stock shall bear: (x) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of the Company which provides for services exclusively for customers of such institution who beneficially own shares of such Special Series 2, and (y) any other liabilities and expenses which the Board of Directors determines are directly attributable to shares of such Special Series 2 and which are to be borne solely by such Special Series 2 shares;

                    FURTHER RESOLVED, that income, earnings, gain or loss on the assets belonging to Class N Common Stock (including Class N Common Stock, Class N Common Stock - Special Series 1, Class N - Special Series 2 and any other series of Class N Common Stock hereafter authorized) shall be allocated among Class N Common Stock, Class N Common Stock - Special Series 1, Class N - Special Series 2 and any other series of Class N Common Stock hereafter authorized pro rata in accordance with the number of shares outstanding of Class N Common Stock, Class N Common Stock - Special Series 1, Class N - Special Series 2 and any other new series of Class N Common Stock hereafter authorized;

                    FURTHER RESOLVED, that dividends on shares of Class N Common Stock, Class N Common Stock - Special Series 1, Class N Common Stock - Special Series 2 and any other series of Class N Common Stock hereafter authorized, shall be paid only out of the assets allocable to such respective series less the liabilities and expenses allocable to such series in accordance with the preceding resolutions;

                    FURTHER RESOLVED, that in the event of the liquidation or dissolution of the Company's portfolio consisting of Class N Common Stock, Class N Common Stock - Special Series 1, Class N Common Stock - Special Series 2 and any other series of Class N Common Stock hereafter authorized, the stockholders of each such series shall be entitled to receive, out of the assets of this portfolio available for distribution, only the assets allocable to each such series, respectively;

                    FURTHER RESOLVED, that each share of Special Series 2 of Class N Common Stock shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other share of such Special Series 2 and all other shares now or hereafter authorized of Class N Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), except that on any matter that pertains to the agreements or any of the liabilities or expenses referred to in the preceding resolution and that is submitted to a vote of shareholders, only shares of Special Series 2 of Class N Common Stock bearing such liabilities and expenses shall be entitled to vote, except that (i) if said matter affects shares of the Company other than shares of such Special Series 2 of Class N Common Stock, such other affected shares shall also be entitled to vote, and in such case shares of Special Series 2 of Class N Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Company; and (ii) if said matter does not affect shares of Special Series 2 of Class N Common Stock, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors even though the matter is submitted to a vote of the holders of shares other than shares of such Special Series 2 Class N Common Stock;

               Class T Common Stock
               --------------------

                    FURTHER RESOLVED, that all consideration received by the Company for the issue or sale of each share of Special Series 2 of Class T Common Stock shall be invested or reinvested with the consideration received by the Company for the issue and sale of all other share s now or hereafter authorized of Class T Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Company allocated to the shares of such Special Series 2 (or to such other shares) by the Board of Directors of the Company in accordance with the Company's Charter;

                    FURTHER RESOLVED, that the assets belonging to Class T Common Stock, including Class T Common Stock, Class T Common Stock - Special Series 1, Class T Common Stock - Special Series 2 and any other series of Class T Common Stock hereafter authorized, shall be charged with the expenses and liabilities of the Company in respect of Class T Common Stock, Class T Common Stock --Special Series 1, Class T
          - Special Series 2 and any other series of Class T Common Stock hereafter authorized, and in respect of any general expenses and liabilities of the Company allocated to Class T Common Stock by the Board of Directors in accordance with the Company's Charter, except that only shares of Special Series 2 of Class T Common Stock shall bear: (x) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of the Company which provides for services exclusively for customers of such institution who beneficially own shares of such Special Series 2, and (y) any other liabilities and expenses which the Board of Directors determines are directly attributable to shares of such Special Series 2 and which are to be borne solely by such Special Series 2 shares;

                    FURTHER RESOLVED, that income, earnings, gain or loss on the assets belonging to Class T Common Stock (including Class T Common Stock, Class T Common Stock - Special Series 1, Class T Common Stock - Special Series 2 and any other series of Class T Common Stock hereafter authorized) shall be allocated among Class T Common Stock, Class T Common Stock - Special Series 1, Class T Common Stock - Special Series 2 and any other series of Class T Common Stock hereafter authorized pro rata in accordance with the number of shares outstanding of Class T Common Stock, Class T Common Stock --Special Series 1, Class T Common Stock - Special Series 2 and any other new series of Class T Common Stock hereafter authorized;

                    FURTHER RESOLVED, that dividends on shares of Class T Common Stock, Class T Common Stock - Special Series 1, Class T Common Stock - Special Series 2 and any other series of Class T Common Stock hereafter authorized, shall be paid only out of the assets allocable to such respective series less the liabilities and expenses allocable to such series in accordance with the preceding resolutions;

                    FURTHER RESOLVED, that in the event of the liquidation or dissolution of the Company's portfolio consisting of Class T Common Stock, Class T Common Stock - Special Series 1, Class T Common Stock - Special Series 2 and any other series of Class T Common Stock hereafter authorized, the stockholders of each such series shall be entitled to receive, out of the assets of this portfolio available for distribution, only the assets allocable to each such series, respectively;

                    FURTHER RESOLVED, that each share of Special Series 2 of Class T Common Stock shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other share of such Special Series 2 and all other shares now or hereafter authorized of Class T Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), except that on any matter that pertains to the agreements or any of the liabilities or expenses referred to in the preceding resolution and that is submitted to a vote of shareholders, only shares of Special Series 2 of Class T Common Stock bearing such liabilities and expenses shall be entitled to vote, except that (i) if said matter affects shares of the Company other than shares of such Special Series 2 of Class T Common Stock, such other affected shares shall also be entitled to vote, and in such case shares of Special Series 2 of Class T Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Company; and (ii) if said matter does not affect shares of Special Series 2 of Class T Common Stock, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares other than shares of such Special Series 2 of Class T Common Stock.

               Class U Common Stock
               --------------------

                    FURTHER RESOLVED, that all consideration received by the Company for the issue or sale of each share of Special Series 2 of Class U Common Stock shall be invested or reinvested with the consideration received by the Company for the issue and sale of all other share s now or hereafter authorized of Class U Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Company allocated to the shares of such Special Series 2 (or to such other shares) by the Board of Directors of the Company in accordance with the Company's Charter;

                    FURTHER RESOLVED, that the assets belonging to Class U Common Stock, including Class U Common Stock, Class U Common Stock - Special Series 2 and any other series of Class U Common Stock hereafter authorized, shall be charged with the expenses and liabilities of the Company in respect of Class U Common Stock, Class U Common Stock - Special Series 2 and any other series of Class U Common Stock hereafter authorized, and in respect of any general expenses and liabilities of the Company allocated to Class U Common Stock by the Board of Directors in accordance with the Company's Charter, except that only shares of Special Series 2 of Class U Common Stock shall bear: (x) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of the Company which provides for services exclusively for customers of such institution who beneficially own shares of such Special Series 2, and (y) any other liabilities and expenses which the Board of Directors determines are directly attributable to shares of such Special Series 2 and which are to be borne solely by such Special Series 2 shares;

                    FURTHER RESOLVED, that income, earnings, gain or loss on the assets belonging to Class U Common Stock (including Class U Common Stock, Class U Common Stock - Special Series 2 and any other series of Class U Common Stock hereafter authorized) shall be allocated among Class U Common Stock, Class U Common Stock - Special Series 2 and any other series of Class U Common Stock hereafter authorized pro rata in accordance with the number of shares outstanding of Class U Common Stock, Class U Common Stock - Special Series 2 and any other new series of Class U Common Stock hereafter authorized;

                    FURTHER RESOLVED, that dividends on shares of Class U Common Stock, Class U Common Stock - Special Series 2 and any other series of Class U Common Stock hereafter authorized, shall be paid only out of the assets allocable to such respective series less the liabilities and expenses allocable to such series in accordance with the preceding resolutions;

                    FURTHER RESOLVED, that in the event of the liquidation or dissolution of the Company's portfolio consisting of Class U Common Stock, Class U Common Stock - Special Series 2 and any other series of Class U Common Stock hereafter authorized, the stockholders of each such series shall be entitled to receive, out of the assets of this portfolio available for distribution, only the assets allocable to each such series, respectively;

                    FURTHER RESOLVED, that each share of Special Series 2 of Class U Common Stock shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other share of such Special Series 2 and all other shares now or hereafter authorized of Class U Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), except that on any matter that pertains to the agreements or any of the liabilities or expenses referred to in the preceding resolution and that is submitted to a vote of shareholders, only shares of Special Series 2 of Class U Common Stock bearing such liabilities and expenses shall be entitled to vote, except that (i) if said matter affects shares of the Company other than shares of such Special Series 2 of Class U Common Stock, such other affected shares shall also be entitled to vote, and in such case shares of Special Series 2 of Class U Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Company; and (ii) if said matter does not affect shares of Special Series 2 of Class U Common Stock bearing such liabilities and expenses, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares other than shares of such Special Series 2 of Class U Common Stock.

          SECOND: The shares of Class C Common Stock - Special Series 2, N Common Stock - Special Series 2 and T Common Stock - Special Series 2 and U Common Stock - Special Series 2 Common Stock of the Company classified pursuant to the resolutions set forth in Article FIRST of these Articles Supplementary have been classified by the Company's Board of Directors under the authority contained in the Charter of the Company.

          THIRD: These Articles Supplementary do not increase the total number of shares that the Company is authorized to issue or the aggregate par value thereof. The total number of shares of capital stock which the Company is presently authorized to issue remains Thirty-Five Billion (35,000,000,000) shares of capital stock of the par value of One Mill ($0.001) per share and of the aggregate par value of Thirty-Five Million Dollars ($35,000,000), classified or remaining unclassified as follows:

          Class A Common Stock:  Two Billion (2,000,000,000) shares of capital
          --------------------
     stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Million Dollars ($2,000,000);

          Class A Common Stock -- Special Series 1:  One Billion (1,000,000,000)
          ----------------------------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

          Class B Common Stock:  Two Billion (2,000,000,000) shares of capital
          --------------------
     stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Million Dollars ($2,000,000);

          Class B Common Stock -- Special Series 1:  One Billion (1,000,000,000)
          ----------------------------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

          Class C Common Stock:  Seven Hundred Fifty Million (750,000,000)
          --------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Seven Hundred Fifty Dollars ($750,000);

          Class C Common Stock -- Special Series 1:  One Billion (1,000,000,000)
          ----------------------------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Billion Dollars ($1,000,000);

          Class C Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class D Common Stock:  Three Hundred Seventy Five Million
          --------------------
     (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class D Common Stock -- Special Series 1:  Three Hundred Seventy Five
          ----------------------------------------
     Million (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class F Common Stock:  Three Hundred Seventy Five Million
          --------------------
     (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class F Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class G Common Stock:  Two Billion (2,000,000,000) shares of capital
          --------------------
     stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Million Dollars ($2,000,000);

          Class G Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class H Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class H Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class I Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class I Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class J Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class J Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class K Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class K Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class L Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class L Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class M Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class M Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class N Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class N Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class N Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class O Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class O Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class P Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class P Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class Q Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class Q Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class R Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class R Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class S Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class S Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class T Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class T Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class T Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class U Common Stock :  Five Hundred Million (500,000,000) shares of
          ---------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class U Common Stock -- Special Series 2: Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class V Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000); and

          Class W Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000).

          The total number of authorized and unclassified shares of capital stock of the Company remaining after the actions described above is Six Billion Six Hundred Twenty-Five Million (6,625,000,000) shares of capital stock of the par value of One Mill ($0.001) per share and of the aggregate par value of Six Billion Six Hundred Twenty-Five Million Dollars ($6,625,000).

          IN WITNESS WHEREOF, Excelsior Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and its corporate seal to be herewith affixed and attested to by its Assistant Secretary as of January 3, 2000.

[SEAL]                          EXCELSIOR FUNDS, INC.


Attest                          By:  /s/ Frederick S. Wonham
                                     -----------------------
                                         Frederick S. Wonham, President


/s/ Michael P. Malloy
---------------------
Michael P. Malloy
Assistant Secretary

                                  CERTIFICATE


          THE UNDERSIGNED, President of EXCELSIOR FUNDS, INC., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects under the penalties for perjury.


                                        /s/ Frederick S. Wonham
                                        ----------------------------
                                        Frederick S. Wonham, President

Dated as of:  January 3, 2000